                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   June 5, 2001
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                               NEON Systems, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                          0-25457                 76-0345839
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)

       14100 Southwest Freeway, Suite 500, Sugar Land, Texas            77478
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              (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (281) 491-4200
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On June 5, 2001, NEON Systems, Inc. issued a press release announcing a jury verdict. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  --------

         99.1     Press Release dated June 5, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   June 12, 2001                     NEON SYSTEMS, INC.



                                           /s/ WAYNE E. WEBB
                                           ---------------------------
                                           Wayne E. Webb
                                           President

                                INDEX TO EXHIBITS


         Exhibit
         Number            Description of Document
         -------           -----------------------
         99.1              Press Release dated June 5, 2001.